                                                                      EXHIBIT 16


                             NICHOLAS-APPLEGATE FUND

                                    CLASS "A"


                                     EXHIBIT
                             AGGREGATE TOTAL RETURN
                                   CALCULATION



                                        ERV - P
                                   T =  -------
                                           P


     P    = hypothetical initial payment of $1,000

     ERV  = ending redeemable value

     T    = Aggregate total return


================================================================================

                          1 Year            5 Years           Inception
                          ended              ended             through
                       December 31,       December 31,       December 31
                           1992               1992               1992
                       ------------       ------------       ------------
  P =                  $   1,000.00       $   1,000.00       $   1,000.00
ERV =                  $   1,089.60       $   2,407.90       $   1,934.70
  T =                          8.96%            140.79%             93.47%

                             NICHOLAS-APPLEGATE FUND

                                    CLASS "B"


                                     EXHIBIT
                             AGGREGATE TOTAL RETURN
                                   CALCULATION



                                        ERV - P
                                   T =  -------
                                           P


     P    = hypothetical initial payment of $1,000

     ERV  = ending redeemable value

     T    = Aggregate total return


================================================================================

                          1 Year           Inception
                          ended             through
                       December 31,       December 31
                           1992               1992
                       ------------       ------------
  P =                  $   1,000.00       $   1,000.00
ERV =                  $   1,078.10       $   1,371.60
  T =                          7.81%             37.16%